                               INVESTOR AGREEMENT
                               ------------------


     THIS INVESTOR AGREEMENT (this "Agreement") is made and entered into as of October 28, 1993, by and between Security Capital Atlantic Incorporated, a Delaware corporation (the "Company"), and Security Capital Realty Incorporated, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Purchaser desires to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Shares");

     WHEREAS, the Purchaser is willing to purchase the Shares upon the terms and conditions set forth herein and in consideration of the covenants of the Company contained herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, the parties hereto agree as follows:

     1. Purchase of Shares. Subject to the terms and conditions herein set forth, the Purchaser agrees to purchase a minimum of 21,500 Shares at a price of $1,000 per Share for an aggregate purchase price of $21,500,000.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

          (a) Due Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power to own its properties and to conduct its business as now conducted. The Company is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (b) Authorization. The Company has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will be a violation of any of the terms, conditions or provisions of the Company's Certificate of Incorporation or Bylaws or of any material agreement or instrument to which the Company is a party or by which the Company or any of its material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder, or result in the creation or imposition of any security interest, mortgage, lien, charge or encumbrance of any nature whatsoever upon the Company or any of its properties or assets.

          (c) Issuance. The Shares, when sold and delivered by the Company to the Purchaser pursuant to this Agreement, will be duly authorized, validly issued and, when paid for, will be fully paid and non-assessable, free and clear of any security interest, lien, charge or encumbrance whatsoever (other than arising from this Agreement) and will have the voting powers, preferences and other rights, and will be subject to qualifications and restrictions, as set forth in the Company's Certificate of Incorporation or any amendment thereto or restatement thereof.

          (d) Real Estate Operating Company. As of the date of the Company's first investment, other than any short-term investment of funds pending long-term commitment, at least 50% of its assets, valued at cost, were invested in real estate that was "managed or developed" within the meaning of Department of Labor regulations at 29 C.F.R. section 2510.3-101(e)(1). At least 50% of its assets, valued at cost, have been, and will continue to be, invested in real estate which is "managed or developed", within the meaning of such regulations, on at least one day in each "annual valuation period" of the Company, within the meaning of 29 C.F.R. section 2510.3-101(d)(5)(ii). At all times from the date of the Company's first investment, other than any short-term investment of funds pending long-term commitment, the Company in the ordinary course of its business has been, and will continue to be, engaged directly in real estate management or development activities, within the meaning of 29 C.F.R. section 2510.3-101(e)(2).

     3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

          (a) Due Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own its properties and to conduct its business as now conducted.

          (b) Authorization. The Purchaser has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. Neither the execution and delivery of this Agreement, consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will be a violation of any of the terms, conditions or provisions of the Purchaser's charter or bylaws, or of any material agreement or instrument to which the Purchaser is a party or by which the Purchaser or any of its material properties may be bound or constitute a default or create a right of termination or acceleration thereunder.

          (c) Purchase for Investment. The Purchaser is purchasing the Shares for its own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser understands that the Shares will not be registered under the Securities

     Act and cannot be resold without registration thereunder or exemption therefrom.

          (d) Sophistication of the Purchaser. The Purchaser believes it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Shares. The Purchaser has the ability to bear the economic risk of acquiring the Shares.

          (e) Access to Information. The Purchaser has been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, information with respect to the Company's current financial condition, business and prospects as it has requested, to answer all of its inquiries about the Company, and to enable it to make its decision to purchase the Shares.

          (f) Transfer Restrictions. The Purchaser hereby acknowledges that the Shares will not be registered under the Securities Act or any state securities laws, and will be offered and sold pursuant to exemptions therefrom. The Purchaser agrees that it will not transfer all or any portion of such Shares unless such transfer has been registered or is exempt from registration under the Securities Act and any applicable state securities laws. The Shares shall contain a prominent legend with respect to the restrictions specified in this Section 4(f). The Purchaser acknowledges that it may not transfer the Shares if such transaction would, in the reasonable belief of the Company, constitute a non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), would jeopardize the Company's election, if any, to be taxed as a real estate investment trust, would cause the Company's assets to become "plan assets" as defined in regulations at 29 C.F.R. section 2510.3-101, or would otherwise cause the Company to be subject to ERISA.

          (g) Accredited Investor. The Purchaser is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act.

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

     4. Conditions to the Obligations of the Company. The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties in this Agreement made by the Purchaser shall be true in all material respects on the date hereof.

          (b) Performance. The Purchaser shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by them.

          (c) Injunctions. No preliminary or permanent injunction or other final order by any United States Federal or state court shall have been issued which prevents the purchase or sale of the Shares.

     5. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties in this Agreement made by the Company shall be true in all material respects on the date hereof.

          (b) Performance. The Company shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

          (c) Injunctions. No preliminary or permanent injunction or other final order by any United States Federal or state court shall have been issued which prevents the purchase or sale of the Shares.

          (d) Offering. The Shares shall have been offered and sold in a transaction exempt from the registration requirements of the Securities Act. Such transaction shall be in compliance with the Securities Act and with all applicable rules and regulations of the Securities and Exchange Commission and all applicable state securities laws.

          (e) Material Adverse Change. There shall not have occurred since the date hereof any material adverse change to the business, properties or financial condition of the Company not caused by any action of the Purchaser or any of its affiliates (other than the Company).

          (f) Legal Proceedings. The absence of any newly adopted statutes or regulations, or any pending or threatened legal or governmental proceedings, which would have a material adverse effect on the Shares being offered or the Company's business or operations, or which challenge or seek to enjoin any sale of Shares to the Purchaser.

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

          (a) Board Representation. So long as the Purchaser owns 10% or more of the Shares, the Company shall not increase the number of members of its Board of Directors to more than seven (7), and Purchaser shall be entitled to designate one or more persons for nomination to the Company Board of Directors (such person, a "Nominee") as follows and the Company will use its best efforts to cause the election of such Nominee or Nominees:

               (i) So long as the Purchaser owns at least 10% but less than 20% of the outstanding Shares, two (2) Nominees;

               (ii) So long as the Purchaser owns 20% or more of the outstanding Shares, three (3) Nominees.

          (b) Budget. The Company shall submit its annual budget to the Purchaser in December of each year and shall not implement or approve such budget until the Company receives the approval of the Purchaser.

          (c) Expenses. Without the prior approval of the Purchaser, the Company shall not incur expenses in any year exceeding (i) any line item in the annual budget by 20% and (ii) the total expenses set forth in the annual budget by 5%.

          (d) Assets. Without the prior approval of the Purchaser's internal investment committee, the Company shall not acquire or sell any assets in any single transaction or any series of related transactions where the aggregate purchase price paid or received by the Company exceeds $5,000,000.

          (e) Contracts. The Company shall submit to the Purchaser for its approval any existing contract with a service provider and, without the prior approval of the Purchaser, the Company shall not enter into any new contract with a service provider (i) for investment management, property management, or leasing services or (ii) that reasonably contemplates annual contract payments by the Company in excess of $100,000. In the event that the Purchaser fails to approve any such existing service contract, the Company shall take reasonable steps to terminate or amend such contract to the satisfaction of the Purchaser. All service contracts entered by the Company shall be terminable by the Company, without cause, upon not more than 30-days' notice.

          (f) Inspection. At any time during regular business hours and as often as reasonably requested of the Company's officers, permit the Purchaser or any authorized employee, agent or representative of the Purchaser to examine and make copies and abstracts from the records and books of account of, and to visit the properties of, the Company and to discuss the affairs, finances, and accounts of the Company with any of its officers of directors; provided, that all costs and expenses of such inspection shall be borne by the Purchaser.

     The approval of the Purchaser pursuant to paragraphs (b), (c) and (e) of this Section 6 shall be deemed to have been received if the Purchaser does not communicate otherwise to the Company by the fifteenth day after the Purchaser shall have received a written request for such approval.

     7.   Registration Rights.
          -------------------

          (a) Demand. At any time after (i) the Company has completed a public offering of the Shares under the Securities Act of 1933, as amended (the "Securities Act") and the Shares are registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the "Exchange Act") and (ii) the first anniversary of the date of this Agreement, the Purchaser may request one registration of all or any part of its Registrable Securities (as defined herein) pursuant to Rule 415 under the Securities Act by delivering written notice to the Company specifying the number of Registrable Securities that the Purchaser desires to sell and the Company shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act.

          (b) Registration Procedures. If and whenever the Company is required by any of the provisions of this Section 3 to use its reasonable efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

               (i) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of at least 90% of the Registrable Securities so registered;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of at least 90% of the Registrable Securities so registered and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holders of such Registrable Securities shall desire to sell or otherwise dispose of the same within such period;

               (iii) furnish to each seller of Registrable Securities such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including any preliminary prospectus, and any amendment or supplement thereto, and such other documents, as such seller of Registrable Securities may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by such holder;

               (iv) use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller of Registrable Securities shall reasonably request, and do any and all other acts and things reasonably requested by such seller of Registrable Securities to assist such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

               (v) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (vi) use its reasonable efforts to list such securities on any securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange; and

               (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (c) Company's Ability to Postpone. The Company shall have the right to postpone the filing of a registration statement under this Section 7 for a reasonable period of time (not exceeding 60 days) if the Company furnishes the Purchaser with a certificate signed by the Chairman of the Board or the President of the Company stating that, in its good faith judgment, the Company's board of directors has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of that would have a material adverse effect upon the Company.

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

          (d)  Expenses.

               (i) Except as set forth in Section (d)(ii), all expenses incurred in the registration of Registrable Securities under this Agreement shall be paid by the Purchaser. The expenses shall include, without limitation, the expenses of preparing the registration statement and the prospectus used in connection therewith and any amendment or supplement thereto, printing and photocopying expenses, fees and disbursements of counsel for the holders of Registrable Securities, all registration and filing fees under Federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions.

               (ii) The Company shall pay the expenses of any audits to which the Company shall agree and which shall be necessary to comply with governmental requirements in connection with such registration.

          (e) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

               (i) Indemnity by Company. Without limitation of any other indemnity provided to the Purchaser, to the extent permitted by law, the Company will indemnify and hold harmless the Purchaser and its officers, directors and partners and each individual, partnership, corporation, trust or unincorporated organization (a "Person") if any, who controls the Purchaser (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse the Purchaser and its officers, directors and partners, and any controlling person thereof for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or any officer, director, partner or controlling person thereof.

               (ii) Indemnity by the Purchaser. In connection with any registration statement in which the Purchaser is participating, the Purchaser will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation is contained in any information or affidavit so furnished in writing by the Purchaser; provided, that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by the Purchaser from the sale of Registrable Securities pursuant to such registration statement.

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               (iii)  Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section (e) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section (e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section (e) only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section (e).

               (iv) Contribution. If the indemnification provided for in this Section (e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Purchaser shall be obligated to contribute pursuant to this Section (e)(iv) shall be limited to an amount equal to the proceeds to the Purchaser of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Purchaser has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).


               (v) Survival of Indemnity. The indemnification provided by this Section (e) shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

          (f)  Limitations on Registration Rights.

               (i) The Company shall not, without the prior written consent of the Purchaser include in any registration in which the Purchaser has a right to participate pursuant to this Agreement any securities of any Person other than the Purchaser.

               (ii) The Purchaser shall not, without the prior written consent of the Company, effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of securities of the Company during any period commencing 30 days prior to and ending 60 days after the effective date any registration statement filed by the Company on behalf of any Person (including the Company), other than a registration statement on Form S-8 or any successor form.

          (g) Registrable Security. The term Registerable Security means (i) any Shares issued to the Purchaser pursuant to the terms of this Agreement,
     (ii) any other Shares issued to the Purchaser and (iii) any Shares or other securities that may subsequently be issued with respect to such Shares as a result of a stock split or dividend or any sale, transfer, assignment or other transaction by the Company or the Purchaser involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market-maker in compliance with Rule 144 under the Securities Act.

          (h) Assignment. The Purchaser may assign without the consent of the Company its rights under this Section 7 with respect to any Registrable Securities to any party (a "Lender") to whom it pledges, assigns or hypothecates such Registrable Securities. If (i) the Purchaser assigns its rights under this Section 7 with respect to Registrable Securities having an aggregate offering value of at least $10,000,000 to a Lender, (ii) any Event of Default occurs and is continuing under the related loan agreement between the Purchaser and the Lender and (iii) the Company has not completed a public offering of the Shares under the Securities Act and the Shares are not registered under Section 12(b) or 12(g) of the Exchange Act, the Lender may request one registration of all or part of its Registrable Securities having an aggregate offering value of at least $10,000,000 on Form S-11 (or any successor form) under the Securities Act by delivering written notice to the Company specifying the number of Registrable Securities that the Lender desires to sell and the Company shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act in accordance with and subject to the provisions of this Section 7.

     8. Rule 144. From and after the time the Company has securities registered under Section 12(b) or 12(g) of the Exchange Act, in order to permit the Purchaser to sell the Registrable Securities it holds, if it so desires, from time to time pursuant to Rule 144 under the Securities Act, or any successor to such rule, the Company shall make available adequate current public information and file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

     9.   Miscellaneous.

     (a) Survival of Representations, Warranties and Covenants. All representations, warranties and covenants contained herein shall survive the execution of this Agreement and shall remain in full force and effect following the consummation of the sale and purchase of the Shares; provided, that this Agreement shall terminate and be of no further force or effect if the Purchaser's beneficial ownership of Shares decreases below 10% of the Shares then outstanding.

     (b) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates, but shall not be assignable by any party hereto without the prior written consent of the other party hereto, except as set forth in Section 7(h).

     (c) Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

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     If to the Company:

     Security Capital Atlantic Incorporated
     1790 Commerce Park Drive
     El Paso, Texas  79912
     Attention:  Paul E. Szurek
     Facsimile:  (915) 877-3301

     If to the Purchaser:

     Security Capital Realty Incorporated
     1790 Commerce Park Drive
     El Paso, Texas  79912
     Attention:  Paul E. Szurek
     Facsimile:  (915) 877-3301


or to such other address with respect to a party as such party shall notify the other in writing.

     (d) Waiver. No party may waive any of the terms or conditions of this Agreement, except by a duly executed writing referring to the specific provision to be waived.

     (e) Amendment. This Agreement may be amended only by a writing duly executed by both the Company and the Purchaser.

     (f) Severability. Insofar as is possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the laws of any other jurisdiction.

     (g) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates, with respect to the subject matter hereof.

     (h) Expenses. Except as otherwise expressly contemplated herein to the contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     (i) Captions. The Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     (k) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

                         SECURITY CAPITAL ATLANTIC INCORPORATED

                         /s/ Paul E. Szurek
                         _____________________________________
                         Paul E. Szurek
                         Secretary


                         SECURITY CAPITAL REALTY INCORPORATED

                         /s/ Constance B. Moore
                         _____________________________________
                         Constance B. Moore
                         Senior Vice President

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